UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

CHINA HEALTH INDUSTRIES HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3199-1 Longxiang Road, Songbei District
Harbin City, Heilongjiang Province
People’s Republic of China, 150028
(Address of principal executive offices) (Zip Code)

86-451-88100688

(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

On July 3, 2023, China Health Industries Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “First Report”) with the Securities and Exchange Commission (the “Commission”) with respect to certain stock transfer agreements (the “Agreements”) entered into by and among Harbin Humankind Biology Technology Co., Limited (“Humankind”), a wholly owned subsidiary of the Company, Mr. Xin Sun and Mr. Kai Sun (collectively, the “Sellers”) regarding the of Heilongjiang HempCan Pharmaceuticals Co., Ltd. (“HempCan”). Pursuant to the Agreements, the Company paid the Sellers an aggregate cash consideration of RMB295 million (approximately $40,916,530) in exchange for 100% equity ownership of HempCan (the “Transaction”). On December 1, 2023, the Company filed a Current Report on Form 8-K (the “Second Report”) with the Commission to disclose the closing of the Transaction as described in the First Report. The First Report, the Second Report, and the English translation of the Agreements filed as Exhibit 10.1 and Exhibit 10.2 in the Second Report are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a) of Form 8-K, unaudited financial statements of HempCan for the three months ended September 30, 2023 and 2022 are filed as exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. Audited consolidated financial statements of HempCan as of June 30, 2023 and 2022, and for the years ended June 30, 2023 and 2022 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the unaudited pro forma condensed combined financial information of the Company, giving effect to the Transaction, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2023 and for the three months ended September 30, 2023, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The unaudited pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by the disclosure requirements of Form 8-K, and is not necessarily indicative of the actual financial position or results of operations that the Company would have realized had the companies been combined as of the dates or during the periods presented, nor is it intended to be indicative of any anticipated combined financial position or future results of operations that the Company may achieve after the Transaction.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Financial Statements for the Three Months ended September 30, 2023 and 2022 of Heilongjiang Hempcan Pharmaceuticals Co., Ltd.
99.2	Audited Financial Statements for the Fiscal Years Ended June 30, 2023 and 2022 of Heilongjiang Hempcan Pharmaceuticals Co., Ltd.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the Three Months Ended September 30, 2023 and the Year Ended June 30, 2023 of China Health Industries Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

Date: May 16, 2024	By:	/s/ Xin Sun
	Name:	Xin Sun
	Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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